MANAGEMENT OF CAPITAL RISK	12 Months Ended
Dec. 31, 2025
Disclosure of objectives, policies and processes for managing capital [abstract]
MANAGEMENT OF CAPITAL RISK [Text Block]

28. MANAGEMENT OF CAPITAL RISK

The Company's primary objective when managing its capital is to ensure that the Company is able to continue its operations and has sufficient ability to satisfy its capital obligations and ongoing operational expenses, as well as to have sufficient liquidity available to fund suitable business opportunities as they arise.

The Company considers the components of shareholders' equity, as well as its cash, credit facilities, and debt as capital. The Company manages its capital structure and makes adjustments to it in light of changes in economic conditions and the risk characteristics of the underlying assets. In order to maintain or adjust the capital structure, the Company may issue or buy back equity, increase or repay debt, sell assets, or return capital to shareholders through dividends.

In order to facilitate the management of its capital requirements, the Company prepares annual operating budgets that are approved by the Board of Directors. Management also actively monitors the covenants on its debt to ensure compliance. The Company's investment policy is to invest cash in highly liquid, interest-bearing investments that are readily convertible to known amounts of cash. There were no changes to the Company's approach to capital management during the year ended December 31, 2025.

	As at December 31,
	2025	2024
Current portion of long-term debt	35,697	32,853
Long-term debt	711,299	764,355
Cash	(187,961)	(172,732)
Net debt	559,035	624,476
Shareholders' equity	778,663	503,222